Exhibit (1)


                     [Letterhead of HJ & Associates, LLC]


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 included in the Form 8-K dated May 14, 2002, of Jaguar Investments, Inc. (Commission File Number 0-25753) filed with the Securities and Exchange Commission and are in agreement with the statements contained therein. We are not in a position to agree or disagree with the disclosures regarding Liebman Goldberg & Drogin, LLP.


/s/ HJ & Associates, LLC

HJ & Associates, LLC
Salt Lake City, Utah
May 14, 2002


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